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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                                    1-13461                                 76-0506313
(State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
 incorporation or organization)                                                            Identification No.)

                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 Press Release of Group 1 Automotive, Inc. dated as of April 29, 2004 reporting on financial results.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 29, 2004, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the first quarter ended March 31, 2004. On April 29, 2004, the Company issued a press release relating to such financial results. The press release is filed as Exhibit 99.1 to this report.

         As provided in General Instructions B.6 of Form 8-K, the information in this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Group 1 Automotive, Inc.


         April 29, 2004                 By:    /s/ B.B. Hollingsworth, Jr.
------------------------------------       -------------------------------------
               Date                        B.B. Hollingsworth,
                                           Chairman of the Board,
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------

   99.1 Press Release of Group 1 Automotive, Inc. dated as of April 29, 2004 reporting on financial results.